Giftify Inc.

Nasdaq: GIFT

CardCash

RESTAURANT.COM®
Flavor at your fingertips

INVESTOR PRESENTATION

December 2024

DISCLAIMER

FORWARD LOOKING STATEMENT

This Investor Presentation may include forward-looking statements. In particular, the words “believe,” “may,” “could,” “should,” “expect,” “anticipate,” “estimate,” “project," "propose," "plan," "intend," and similar conditional words and expressions are intended to identify forward-looking statements. Any statements made in this Investor Presentation about an action, event or development, are forward-looking statements. Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties.

Such statements are subject to assumptions, risks and uncertainties, many of which are beyond the control of the company. Accordingly, you should not place undue reliance on these forward-looking statements. Although the company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that its forward-looking statements will prove to be correct. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this Investor Presentation are made as of the date hereof. The company takes no obligation to update or correct its own forward-looking statements, except as required by law or those prepared by third parties that are not paid by the company.

Statements in this Investor Presentation that are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although Giftify, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, Giftify, Inc. is unable to give any assurance that its expectations will be attained. Factors that could cause actual results to differ materially from expectations include the company’s ability identify a suitable business model for the corporation.

COMPANY SNAPSHOT

Giftify, Inc. is a pioneer in the incentive and rewards industry with a focus on retail, dining & entertainment experiences, as the owner and operator of leading digital platforms, CardCash.com and Restaurant.com. CardCash.com is a leading secondary gift card exchange platform, allowing consumers and retailers to realize value by buying and selling gift cards at various scales. Its Restaurant.com is the nation's largest restaurant-focused digital deals brand. Restaurant.com and our Corporate Incentives division connect digital consumers, businesses and communities offering thousands of dining, retail and entertainment deal options nationwide at over 184,000 restaurants and retailers. Restaurant.com prides itself on offering the best deal, every meal. Our gift cards and restaurant certificates allow customers to save at thousands of restaurants across the country with just a few clicks.

Company Name	Giftify, Inc.
Exchange/Ticker	Nasdaq: GIFT
Stock Price & Valuation	$1.50 per share x 26.2 Million Shares Outstanding = $39.3 Million Market Cap
52-Week High/Low	$4.65 – 0.50
Average Daily Volume	41,000 Shares/Day
Revenue YTD Thru 9/30/24	$64.8 Million
Total Assets at 9/30/24	$37.5 Million
Total Cash at 9/30/24	$3.1 Million
Inside Ownership	~20%

INVESTMENT HIGHLIGHTS

1. Large and Growing Addressable Markets that are Economic and Recession Proof
2. Patented Technology Drives Efficiencies
3. Multiple Levers To Accelerate Growth
4. Robust Pipeline of Potential Strategic and Complementary Acquisitions

WHAT WE BELIEVE

OUR BUSINESS PILLARS



VISION

To be the premier online platform for discounted gift cards and promotional offers. We are committed to driving innovation and expanding services to meet the needs of our partners and consumers.

VALUE

Value-added seamless experience for users and an enhanced customer base and revenue opportunities for businesses & merchants.

REVENUE

Combined proforma revenue in 2023 of over $89.3 million.

CardCash


CVS pharmacy
McDonald's
BED BATH & BEYOND
Reebok

CardCash

Giftify entered into a definitive agreement to acquire CardCash, a privately owned pioneer in the secondary gift card marketplace, including all of its products and intellectual property.

The business combination will enable Giftify to expand its current offerings in the U.S. consumer gift card market valued at $300 billion annually.







ACQUISITION

KEY HIGHLIGHTS

COMBINED UNAUDITED REVENUE

$64.8M (YTD as of 9.30.24)

COMBINED RESOURCES

Unprecedented Savings

ENHANCED

Customer Journey & User Experience

ENHANCED VALUE FOR MERCHANTS

To Increase Foot Traffic & Sales

COMPANY OVERVIEW

CardCash is a leading secondary gift card exchange for consumers and retailers alike.

HOW WE ACHIEVE SUCCESS

- PROPRIETARY TECH
- EXPERTISE IN DIGITAL PAYMENTS
- FRAUD PREVENTION
- STRATEGIC RETAIL PARTNERSHIPS



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REAL-TIME

PURCHASING & SPENDING

DISCOUNTED GIFT CARDS

Consumers purchase unwanted gift cards from CardCash at a discount.

DIGITAL DELIVERY

Gift cards are digitally delivered within seconds of purchase.

DIGITAL CARDS

Consumer presents digital cards as payment at checkout.

MATERIAL SAVINGS

Material savings realized by consumer.

FOR REACH EXPANSION & CONSUMER AWARENESS

BLUE-CHIP RETAILER PARTNERSHIP

Creates white-label landing pages, powering the back-end for consumers to exchange gift cards directly on retailers' websites.

Enables a retailer to effectively issue their gift cards in exchange for other retailers' gift cards.

Some retailers periodically promote the CardCash exchange.



CardCash

REVENUE & INVENTORY SOURCES



BULK SELLERS

Businesses sell their gift cards on a large scale to CardCash at a discount.

INDIVIDUAL SELLER

Consumers sell their gift cards on a small or individual scale to CardCash at a discount.

BULK BUYERS

Businesses buy gift cards in bulk from a platform at a price lower than face value.

INDIVIDUAL BUYERS

Consumers purchase gift cards in small quantities at a price lower than face value.

CardCash

REVENUE MODEL

ON AVERAGE, CARDCASH EARNS A **12% MARGIN** ON EACH CARD BOUGHT AND SOLD

1 RECEIVE

Sarah receives a $100 gift card that she doesn't want.

2 SELL

Sarah sells her card to CardCash for $81.

3 VERIFY

Before payment, CardCash verifies the balance and initiates proprietary fraud screening.

4 RESELL

CardCash resells the gift card to Mike for $90, earning $9 in Card Margin.

5 FULFILL

Mike purchases $100 in merchandise using a card that only cost him $90.

CardCash

PROPRIETARY ONLINE FRAUD PREVENTION TOOL

FraudFix®

- CardCash operates in a high fraud risk industry and is susceptible to scams.
- FraudFix automatically responds in under one second, uses over 165 parameters, and cross checks to analyze a single transaction and determine authenticity of card balances.
- Generating independent revenue through licensing to Hotels.com, CVS, and others.



FRAUDFIX
How it works
Pricing
Resources
Company
Contact Us
Login
Need AI-accurate online fraud prevention in <1 second?
Automated fraud detection system
Chargeback guarantee
No long-term contracts
Contact us for a free demo
Preventing chargeback fraud for enterprise clients for more than a decade
Hotels.com
PC Richard & Son
CVS pharmacy
ashford.com
BED BATH & BEYOND

CardCash

PROPRIETARY ONLINE FRAUD PREVENTION TOOL

FraudFix®


FRAUDFIX
How it works
Pricing
Resources
Company
Contact Us
Login
Need AI-accurate online fraud prevention in <1 second?
Automated fraud detection system
Chargeback guarantee
No long-term contracts
Contact us for a free demo
Preventing chargeback fraud for enterprise clients for more than a decade
Hotels.com
PC RICHARD & SON
CVS pharmacy
ashford.com
BED BATH & BEYOND

1

Send your orders to our API.

2

Hundreds of data points are captured about every customer.

3

Once an order is placed, FraudFix® returns a decision of either: Safe, Unsafe or Fraud.

4

Automatic rejections or acceptance cover most levels, some may be flagged to be manually reviewed by the customer.

CardCash

U.S. GIFT CARD MARKET

OPPORTUNITY

- According to ReportLinker, the U.S. gift card market was estimated at $339.5 billion in 2022.
- By 2025, the U.S. industry is expected to reach $467.2 billion, making the United States the world's leading gift cards market with a share exceeding 40%.[1]


GIFT
CARD
BUY

SINCE 2014

CardCash EXCHANGE KPIs

$1B+
GIFT CARDS SOLD

420K+
CONSUMERS SERVED

$108
AVG. GIFT CARD VALUE

12.6 DAYS!
AVG. LENGTH OF INVENTORY

[1] https://www.reportlinker.com/p06219503/Global-Gift-Cards-Industry.html

CardCash

U . S . GIFT CARD MARKET

STATISTICS[2]

7%
YEAR-OVER-YEAR DECREASE
for in-store gift card loads in 2020

46%
OF U.S. CONSUMERS
bought a gift card on social media in 2020

37%
OF GIFT CARD BUYERS
are Millennials

51%
OF U.S. ADULTS
neglect to redeem their gift cards.

59%
OF CONSUMERS
who use gift cards as a payment method end up spending more on a purchase than their gift card's value.

17%
OF AMERICANS
would want to receive a gift card for the holidays.

48.28%
OF ALL DIGITAL GIFT CARDS
in 2020 were sold in December

48.5%
OF THE LEADING ONLINE RETAILERS
currently accept gift cards.

~$245M
WERE LOST
by Americans on gift card scams since 2018.

NEARLY 1 IN 10 AMERICANS have fallen victim to these scams – as of 2021, according to gift card statistics – costing them an average of $840.

~$15.3B
IN FORGOTTEN GIFT CARDS
is the value of these forgotten gift cards — around $116 per person.

[2] 25 Essential Gift Card Statistics You Should Know in 2022 (savemycent.com)

GROWTH OPPORTUNITIES

PRESENT

Leading Gift Card Exchange
Positioned for Significant Growth

FUTURE

Disruptive Digital Payments Platform:
Gift Cards as a Universal Payment Mechanism

ENHANCING THE COMPANY'S OMNI-CHANNEL PRESENCE

CardCash.com
RETAIL CHANNEL

- Exchanging gift cards for cash on a direct-to-consumer online platform
- Well-established, reputable brand recognition with a strong emphasis on customer support and fraud prevention.
- CardCash converts most physical gift cards to e-codes when placed in inventory.



CardCash

Premier Sellers
BULK CHANNEL

- Separate online portal customized for repeat high-volume sellers.
- High touch service offering supported by dedicated sales team.

CardCash PREMIER



CardCash Premier Seller Program
Earn More Profits
Get Top Rates
Dedicated Account Manager
Receive Payments Fast

Branded Exchange
RETAILER PARTNERSHIPS

- Partnering with retailers to create a branded exchange.
- Enables customers to exchange unused gift cards for discounted credit towards another gift card.



Exchange Gift Cards for an
amazon.com gift card
Over 200 brands Accepted
Tell us about your gift card
Enter a Brand (e.g. Target)
$ Remaining Balance

CardCash Checkout
POINT-OF-SALE CHECKOUT

- Transforming discrete, closed loop gift cards into a ubiquitous currency.
- Point-of-sale checkout option for online shoppers – significantly expanding the secondary market.
- Enables retailers to accept competitors' gift cards.
- Provides value to consumers for unused gift cards.






RESTAURANT.COM®

Flavor at your fingertips




THE NATION'S LARGEST RESTAURANT-FOCUSED DIGITAL DEALS BRAND




CONNECTING DINERS & RESTAURANTS ONLINE

HOW THE PROGRAM WORKS



1 **B2B REVENUE**

Restaurant.com sells promotional gift cards to companies who distribute as incentives or loyalty programs.

2 **SEARCH & EMAIL**

Location-based search and targeted email marketing enables diners to easily find restaurants and save money off their meal.

3 **B2C REVENUE**

Diners purchase certificates at a discount to face value. Restaurant.com keeps 100% of revenue.

4 **PROMOTE**

We promote restaurants to millions of diners on our digital platforms and through email marketing.

5 **WELCOME DINERS**

Diners (certificate purchasers and promotional gift card redeemers) dine at participating restaurants. Restaurant keeps 100% of revenue spent on location.

RESTAURANT.COM®

COMPETITIVE ADVANTAGE


GET DEALS ON THOUSANDS OF RESTAURANTS ACROSS THE NATION


GET DEALS ON THOUSANDS OF RESTAURANTS ACROSS THE NATION

Aflac
Hertz
UNITED MileagePlus
T Mobile



BRAND NAME / URL

- Restaurant.com

MULTIPLE REVENUE SOURCES

- B2C Certificates
- B2B Gift Cards
- Online Ordering
- Ad Sales

CONSUMER PARTNERSHIPS

- Over 8 million marketable consumers
- Over 6 million mobile downloads
- Over 650,000 monthly visitors


$25

B2B PARTNERSHIPS

- High Value – Low Cost incentive and loyalty solution
- Fortune 100 companies and small-to-medium businesses

SCALABLE TECHNOLOGY

- Major ordering systems run from Microsoft's Azure Cloud Hosting
- Desktop & Mobile use same data layer
- Cost effective horizontal scaling: 10K+ transactions per minute

RESTAURANT.COM®

SERVICEABLE MARKET



TAM:
1M
Restaurants in the U.S.
SAM:
315K
Full-service restaurants
SOM:
20K+
Local restaurants in major metro areas

TOTAL ADDRESSABLE MARKET

1 million restaurants in the U.S.

SERVICEABLE ADDRESSABLE MARKET

315,000 full-service restaurants that are not part of large national chains.

SERVICEABLE OBTAINABLE MARKET

Over 20,000 local and independent, full-service restaurants in major metro areas that Restaurant.com can realistically partner with and generate revenue from within the next 3 years.

KEY FINANCIAL METRICS

($ in thousands)	For the Nine Months Ended September 30,	
Income Statement	**2024**	**2023**
	(Unaudited)	(Unaudited)
Revenues	$64,753	$65,461
Gross Profit	$9,508	$8,108
Gross Margin %	14.7%	12.4%
Modified EBITDA	($1,684)	($130)

Balance Sheet at September 30, 2024	
Cash Balance	$3,091
Total Assets	$37,537
Shareholders' Equity	$22,141

MANAGEMENT TEAM

Ketan Thakker
CHIEF EXECUTIVE OFFICE

Steve Handy
CHIEF FINANCIAL OFFICER

Balazs Wellisch
CHIEF TECHNOLOGY OFFICER

CardCash

LEADERSHIP

Elliot Bohm
CEO / CO-FOUNDER

Marc Ackerman
COO / CO-FOUNDER

Tom Ochoa
HEAD OF SALES & BUSINESS DEV

Thomas Butt
CHIEF TECHNOLOGY OFFICER

Giftify Inc.

Nasdaq: GIFT

CardCash

RESTAURANT.COM®
Flavor at your fingertips

Corporate:
CEO Ketan Thakker
p847-506-9680
kthakker@restaurant.com

THANK YOU

Investor Relations:
ClearThink Capital
p917-658-7878
nyc@clearthink.capital